                                                                   Exhibit 10.01



                          SECOND MODIFICATION AGREEMENT

         BY THIS SECOND MODIFICATION AGREEMENT, made and entered into as of the 15th day of May, 2003, MATRIXX INITIATIVES, INC., a Delaware corporation, f/k/a Gum Tech International, Inc., and ZICAM, LLC, an Arizona limited liability company, f/k/a Gel Tech, L.L.C. (collectively, the "Borrower"), and COMERICA BANK, successor by merger to Comerica Bank - California (the "Lender"), confirm and agree as follows:

SECTION 1.  RECITALS.

         1.1 Borrower and Lender entered into a Credit Agreement dated May 29, 2002 (as amended from time to time, the "Credit Agreement"), which provides for a revolving line of credit facility (the "RLC") in the original principal amount of FOUR MILLION AND NO/100 DOLLARS ($4,000,000.00) for the purpose of funding Borrower's short-term working capital.

         1.2 The Loan is evidenced by the Note, dated May 29, 2002, executed by Borrower, payable to the order of Lender.

         1.3 Borrower and Lender desire to modify the Credit Agreement and the other Credit Documents as set forth herein. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

SECTION 2.  MODIFICATIONS OF CREDIT DOCUMENTS.

         2.1 Section 1.1 of the Credit Agreement is hereby amended to include the following definition:

                  "Debt to Tangible Net Worth Coverage Ratio" means all Indebtedness divided by Tangible Net Worth, at the end of any fiscal quarter.

         2.2 The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

                  "Interest Coverage Ratio" means Net Income plus income taxes, depreciation, amortization and interest expense, all divided by interest expense, calculated in accordance with GAAP at each fiscal quarter end of the Borrower for the prior four fiscal quarters.

                  "RLC Maturity Date" means July 2, 2005.

                  "Variable Rate" means the rate per annum equal to the sum of three-quarters percent (0.75%) and the Prime Rate per annum as in effect from time to time. The Variable Rate will change on each day that the "Prime Rate" changes.

         2.3 The following definitions in Section 1.1 of the Credit Agreement are hereby deleted:

                  Borrowing Base

                  Borrowing Base Certificate

                  Eligible Accounts Amount

                  Eligible Inventory

            Eligible Inventory Amount

         2.4 Section 2.1 of the Credit Agreement is hereby amended to read as follows:

                  2.1 RLC Commitment. Subject to the conditions herein set forth, Lender agrees to make the RLC available to or for the benefit of Borrower, and Borrower agrees to draw upon the RLC, in the manner and upon the terms and conditions herein expressed, amounts that, in the aggregate, shall not exceed the RLC Commitment, less the Outstanding LC Balance (the "Maximum RLC Loan Amount").

         2.5 Section 7.1 of the Credit Agreement is hereby amended to read as follows:

                  7.1 Financial Statements, Reports and Documents. It shall deliver, or cause to be delivered, to Lender each of the following:

                           (a) Annual Statements of Matrixx. As soon as
                  available and in any event within one hundred twenty (120) days after the close of each fiscal year of Matrixx, audited financial statements of Matrixx on a consolidating and consolidated basis, including its balance sheet as of the close of such fiscal year and statements of income of Matrixx for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an unqualified opinion thereon of independent public accountants of recognized national standing selected by Matrixx and acceptable to Lender, to the effect that such financial statements have been prepared in accordance with GAAP.

                           (b) Quarterly Statements of Matrixx. As soon as
                  available, and in any event within thirty (30) days after the end of each fiscal quarter of Matrixx, company-prepared financial statements of Matrixx on a consolidating and consolidated basis, including its balance sheet as of the close of such fiscal quarter and statements of income of Matrixx for such fiscal quarter, in each case setting forth in comparative form the figures for the preceding fiscal quarter, all in reasonable detail and prepared in accordance with GAAP.

                           (c) Compliance Certificate of Borrower. As soon as
                  available, and in any event within thirty (30) days after the close of each fiscal quarter, a certificate signed by the Authorized Person of the Borrower, substantially in the form of Exhibit "B" attached hereto


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

                  certifying that after a review of the activities of Borrower during such period, Borrower has observed, performed and fulfilled each and every obligation and covenant contained herein and no Event of Default exists under any of the same or, if any Event of Default shall have occurred, specifying the nature and status thereof, and stating that all financial statements of Matrixx or Borrower delivered to Lender during the respective period pursuant to Sections 7.1(a) and 7.1(b) hereof, to his/her knowledge, fairly present in all material respects the financial position of Matrixx and the results of its operations at the dates and for the periods indicated, and have been prepared in accordance with GAAP, together with a calculation of the Financial Covenants.

                           (d) Other Information. Such other information
                  concerning the business, properties or financial condition of Borrower as Lender shall reasonably request.

         2.6 Section 8.9 of the Credit Agreement is hereby amended to read as follows:

                  8.9 Financial Covenants. Permit, calculated on the basis of the financial statements of Matrixx:

                           (a) Its Interest Coverage Ratio at the end of any
                  fiscal quarter, on a rolling four quarter basis, to be less than 1.50 to 1.00.

                           (b) Its Debt to Tangible Net Worth Coverage Ratio to
                  be greater than 1.00 to 1.00.

                           (c) Its Quick Ratio to be less than 1.50 to 1.00
                  until all long-term debt is paid off, then 1.00 to 1.00.

                           (d) Its quarterly Net Income to be less than $0 for
                  any two consecutive fiscal quarters, and its Net Income to be less than $0 for any fiscal year.

         2.7 Exhibit "B" to the Credit Agreement is hereby amended to read as attached hereto as Exhibit "B".

         2.8 Exhibit "C" to the Credit Agreement is hereby amended to read as follows:

                                   EXHIBIT "C"

                           [INTENTIONALLY LEFT BLANK]

         2.9 All references to Gel Tech in the Credit Agreement and the other Credit Documents are hereby amended to refer to Zicam, LLC (or "Zicam").


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

         2.10 All references to Gum Tech in the Credit Agreement and the other Credit Documents are hereby amended to refer to Matrixx Initiatives, Inc.(or "Matrixx").

         2.11 All references to Comerica Bank-California in the Credit Agreement and the other Credit Documents are hereby amended to refer to Comerica Bank.

         2.12 The following terms of the Note are hereby amended as follows:

                  The "Variable Rate" means the rate per annum equal to the sum of three-quarters percent (0.75%) and the Prime Rate per annum as in effect from time to time; the Variable Rate shall change on each day that the "Prime Rate" changes. The "RLC Maturity Date" means July 2, 2005.

SECTION 3.  OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

         3.1 All references to the Credit Agreement and the Note in the Credit Documents and Security Documents are hereby amended to refer to the Credit Agreement and the Note as hereby amended.

         3.2 Borrower acknowledges that the indebtedness evidenced by the Note is just and owing, and Borrower agrees to pay the indebtedness evidenced by the Note and the indebtedness secured by the Security Documents, according to the terms thereof, as herein modified.

         3.3 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Note, the Credit Agreement and the other Credit Documents as herein modified, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         3.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Note, the Credit Agreement and the other Credit Documents represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the Loan. Borrower further acknowledges and represents that, except as acknowledged above, no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Note, the Credit Agreement or any other Credit Documents.

         3.5 All terms, conditions and provisions of the Note, the Credit Agreement and the other Credit Documents are continued in full force and effect and shall remain unaffected and unchanged


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

except as specifically amended hereby. The Note, the Credit Agreement and the other Credit Documents, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4.  GENERAL.

         4.1 This Agreement in no way acts as a release or relinquishment of those liens, security interests and rights securing payment of the Loan. Such liens, security interests and rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

         4.2 The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

                  (a) An original of this Agreement fully executed by the Borrower; and

                  (b) Such other documents as Lender may reasonably require.

         4.3 Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

         4.4 Borrower shall pay Lender a commitment fee of $2,000.00 and all costs and expenses incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 4.2 above are satisfied. Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the contract rate provided in the Note, shall be due and payable within ten (10) days after written notice from Lender to Borrower and shall be secured by the Security Documents.

         4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's and Borrower's consent to modify the terms and provisions of the Note, the Credit Agreement or any other Credit Documents. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's or Borrower's execution of this Agreement. Further, Lender's and Borrower's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loan or of the Note, the Credit Agreement or any other Credit Document shall require the express written approval of Lender and Borrower; no such approval (either express or implied) has been given as of the date hereof.

         4.6 Notwithstanding this or any prior forbearance, actual or implied, of any nature by Lender, time is hereby declared to be of the essence hereof, of the Loan, of the Note, of the Credit Agreement and of all other Credit Documents, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Note, of the Credit Agreement and of all other Credit Documents.


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

         4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

         4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

         4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.


                               MATRIXX INITIATIVES, INC., a Delaware
                               corporation, f/k/a Gum Tech International, Inc.



                               By:
                                    ---------------------------------------
                               Name: William J. Hemelt
                               Title:  Executive Vice President and Chief
                                       Financial Officer

                               ZICAM, LLC, an Arizona limited liability company, f/k/a Gel Tech, L.L.C.

                               By:
                                   ---------------------------------------
                                   Name: William J. Hemelt
                                   Title: Manager

                                                                     BORROWER

                               COMERICA BANK, N.A., successor by merger to Comerica Bank - California



                               By:
                                    ---------------------------------------
                               Name:
                                      -------------------------------------
                               Its:
                                      -------------------------------------

                                                                     LENDER


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

                                   EXHIBIT "B"

                             COMPLIANCE CERTIFICATE
                                FOR PERIOD ENDING


Comerica Bank
400 East Van Buren, Suite 900
Phoenix, Arizona  85004
Attention:  Jeff Andersen
Telecopier:  (602) 261-7881                                  Date:  ____________


Dear Ladies and Gentlemen:

         This Compliance Certificate refers to the Credit Agreement dated as of May 29, 2002 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), between Matrixx Initiatives, Inc., a Delaware corporation, f/k/a Gum Tech International, Inc., and Zicam, LLC, an Arizona limited liability company, f/k/a Gel Tech, L.L.C. (collectively, the "Borrower"), and Comerica Bank, successor by merger to Comerica Bank-California (the "Lender"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         Pursuant to Section 7.1(d) of the Credit Agreement, the undersigned, hereby certifies that:

         1. To the best of the undersigned's knowledge, after a review of the activities of Borrower during the most recently ended fiscal quarter or most recently ended four-quarter period, as appropriate (the "Reporting Period"), Borrower has observed, performed and fulfilled each and every obligation and covenant contained in the Credit Agreement and no "Event of Default" thereunder exists [or if so, specifying the nature and extent thereof and any corrective actions taken or to be taken].

         2. All financial statements of Borrower delivered to Lender during the Reporting Period, if any, to the undersigned's knowledge, fairly present in all material respect the financial position of the Borrower and the results of its operations at the dates and for the periods indicated and have been prepared in accordance with GAAP.

         3. As of the last day of the Reporting Period, the computations below were true and correct:

         Section 8.9 - Financial Covenants:

         (a) Interest Coverage Ratio

            Numerator:  Net Income                               $___________
                        plus income taxes                        $___________
                        plus Depreciation and Amortization       $___________
                        plus Interest Expense                    $___________
                        Equals                                  A$___________
            Denomimator: Interest Expense                       B$___________

            A divided by B equals                                  __________x
            Minimum                                                1.50:1.00

         (b) Debt to Tangible Net Worth Coverage Ratio

            Total Indebtedness                                  A$___________
            Total Shareholder/Member Equity                      $___________
            Less Aggregate Book Value of Intangible Assets      ($___________)
            Equals                                              B$___________

            A divided by B equals                                  __________x
            Maximum                                                1.00:1.00

         (c) Quick Ratio

            Numerator:  Total Cash Held by Borrower              $___________
                        Plus Eligible Accounts                   $___________
                        Equals                                  A$___________

            Denominator: Current Liabilities of Borrower        B$___________

            Minimum until LTD paid off:                           1.50:1.00

            Then:                                                 1.00:1.00


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


         (d) Minimum Net Income

            Net Income (Loss) for quarter ended ______________   $___________

            Net Income (Loss) for next quarter                   $___________

               Limits:
               Minimum Net Income for one quarter                          $0

            Net Income for year                                  $___________
               Minimum                                                     $0


                                MATRIXX INITIATIVES, INC., a Delaware
                                corporation, f/k/a Gum Tech International, Inc.



                                By:
                                   ---------------------------------------
                                Name:
                                       -----------------------------------
                                Title:
                                       -----------------------------------


                                ZICAM, LLC, an Arizona limited liability company, f/k/a Gel Tech, L.L.C.

                                By:
                                     -------------------------------------
                                Name:
                                       -----------------------------------
                                Title:
                                       -----------------------------------


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